EXHIBIT 24.1









                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-59460.












Milwaukee, Wisconsin,
March 17, 1995                                             ARTHUR ANDERSEN LLP


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